Exhibit 99.2

Assurant, Inc. (AIZ)

Financial Supplement as of September 30, 2010

ASSURANT, INC.

FINANCIAL SUPPLEMENT

(UNAUDITED)

AS OF SEPTEMBER 30, 2010

Page:
INDEX TO SUPPLEMENT

SAFE HARBOR STATEMENT	1

REGULATION G - NON GAAP FINANCIAL MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS	2

SEGMENTED CONDENSED BALANCE SHEETS	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME	5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS AND SELECTED DATA	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS AND SELECTED DATA	8

INVESTMENTS	16

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS	18

SUMMARY OF NET OPERATING INCOME DISCLOSED ITEMS	19

RATINGS SUMMARY	20

EXHIBIT I - COMMERCIAL MORTGAGE LOANS SUMMARY	21

EXHIBIT II - TOP 10 FOREIGN GOVERNMENT EXPOSURES	22

CONTACT INFORMATION

Corporate Headquarters Address:	Investor Inquiries:

One Chase Manhattan Plaza	Melissa Kivett	Brian Koppy
New York, New York 10005	Senior Vice President	Vice President
212-859-7000	Investor Relations	Investor Relations
	212-859-7029	212-859-7197
Website Address:	melissa.kivett@assurant.com	brian.koppy@assurant.com

www.assurant.com

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and select worldwide markets. The four key businesses – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance market segments in the U.S. and selected international markets. The Assurant business units provide debt protection administration; credit-related insurance; warranties and service contracts; pre-funded funeral insurance; creditor-placed homeowners insurance; manufactured housing homeowners insurance; individual health and small employer group health insurance; group dental insurance; group disability insurance; and group life insurance.

Assurant, a Fortune 500 company and a member of the S&P 500, is traded on the New York Stock Exchange under the symbol AIZ. Assurant has approximately $27 billion in assets and $8 billion in annual revenue. Assurant has approximately 14,500 employees worldwide and is headquartered in New York’s financial district. www.assurant.com.

Safe Harbor Statement:

Some of the statements included in this financial supplement and its exhibits, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they may use words such as “will,” “anticipate,” “expect,” “estimate,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” or the negative versions of those words and terms with a similar meaning. Our actual results may differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this financial supplement or its exhibits as a result of new information or future events or developments.

The following risk factors could cause our actual results to differ materially from those currently estimated by management: (i) the effects of the Patient Protection and Affordable Care Act and the rules and regulations thereunder on our health and employee benefits businesses; (ii) factors, including the effects of health care reform and the relationship between the Company’s market capitalization and its book value, that could result in a material impairment of goodwill on the company’s balance sheet; (iii) loss of significant client relationships, distribution sources and contracts; (iv) failure to attract and retain sales representatives; (v) losses due to natural and man-made catastrophes; (vi) a decline in our credit or financial strength ratings (including the risk of ratings downgrades in the insurance industry); (vii) unfavorable outcomes in litigation and/or regulatory investigations that could negatively affect our business and reputation; (viii) current or new laws and regulations that could increase our costs and/or decrease our revenues; (ix) general global economic, financial market and political conditions (including difficult conditions in financial, capital and credit markets, the global economic slowdown, fluctuations in interest rates, mortgage rates, monetary policies, unemployment and inflationary pressure); (x) inadequacy of reserves established for future claims losses; (xi) failure to predict or manage benefits, claims and other costs; (xii) increases or decreases in tax valuation allowances; (xiii) fluctuations in exchange rates and other risks related to our international operations; (xiv) unavailability, inadequacy and unaffordable pricing of reinsurance coverage; (xv) diminished value of invested assets in our investment portfolio (due to, among other things, volatility in financial markets, the global economic slowdown, credit and liquidity risk, other than temporary impairments and inability to target an appropriate overall risk level); (xvi) insolvency of third parties to whom we have sold or may sell businesses through reinsurance or modified co-insurance; (xvii) inability of reinsurers to meet their obligations; (xviii) credit risk of some of our agents in Assurant Specialty Property and Assurant Solutions; (xix) failure to effectively maintain and modernize our information systems; (xx) failure to protect client information and privacy; (xxi) failure to find and integrate suitable acquisitions and new insurance ventures; (xxii) inability of our subsidiaries to pay sufficient dividends; (xxiii) failure to provide for succession of senior management and key executives; and (xxiv) significant competitive pressures in our businesses and cyclicality of the insurance industry. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to, our 2009 Annual Report on Form 10-K and upcoming September 30, 2010 Form 10-Q, as filed with the SEC.

Regulation G – Non GAAP Financial Measures

Assurant uses the following non-GAAP financial measures to analyze the Company’s operating performance for the periods presented in this financial supplement. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the Company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The Company believes net operating income provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes both the effect of net realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur. Please refer to page 5 for a reconciliation of net operating income to net income.

(2) Assurant uses annualized operating ROE as an important measure of the Company’s operating performance. Annualized operating ROE equals net operating income for the periods presented divided by average stockholders’ equity for the year to date period, excluding accumulated other comprehensive income ("AOCI"), and then the return is annualized, if necessary. The Company believes annualized operating ROE provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes the effect of net realized gains (losses) on investments that tend to be highly variable and those events that are unusual and/or unlikely to recur. The comparable GAAP measure would be annualized GAAP return on equity, defined as the annualized return of net income divided by average stockholders’ equity for the period. Consolidated GAAP ROE for the three months ended September 30, 2010 and 2009 was 10.9% and 12.5%, respectively, and for the nine months ended September 30, 2010 and 2009 was 12.1% and 13.0%, respectively. Segment ROEs are measured consistently with GAAP. Please refer to page 6 for the reconciliation of annualized operating ROE to annualized GAAP return on average equity.

(3) Assurant uses book value per diluted share excluding AOCI as an important measure of the Company’s stockholder value. Book value per diluted share excluding AOCI equals total stockholders’ equity excluding AOCI divided by diluted shares outstanding. The company believes book value per diluted share excluding AOCI provides investors a valuable measure of stockholder value because it excludes the effect of unrealized gains (losses) on investments which tend to be highly variable from period to period and other comprehensive income items. The comparable GAAP measure would be book value per diluted share defined as total stockholders’ equity divided by diluted shares outstanding. Book value per diluted share was $49.41 as of September 30, 2010, as shown in the reconciliation below.

As of September 30, 2010
Book value per diluted share (excluding AOCI)	$44.67
Change due to effect of including AOCI	4.74

Book value per diluted share	$49.41

Assurant, Inc.

Summary Financial Highlights

(Unaudited)

	2010	2009	Nine Months
($ in thousands, except number of shares and per share amounts)	3Q	3Q	2010	2009
Net operating income (1)	$137,742	$126,228	$444,284	$363,304
Net realized gains (losses) on investments	3,928	12,913	19,284	(27,277)
Change in tax valuation allowance	—	7,043	—	(936)
Legal settlement and related expenses	—	(1,454)	—	83,542

Net income	$141,670	$144,730	$463,568	$418,633

Total revenues	$2,113,971	$2,156,873	$6,422,121	$6,518,359
PER SHARE AND SHARE DATA:
Basic earnings per common share
Net operating income	$1.28	$1.07	$3.96	$3.07
Net income	$1.31	$1.22	$4.13	$3.54
Weighted average common shares outstanding - basic	107,806,207	118,184,367	112,137,558	118,187,358
Diluted earnings per common share
Net operating income	$1.27	$1.07	$3.94	$3.07
Net income	$1.30	$1.22	$4.11	$3.54
Weighted average common shares outstanding - diluted	108,584,282	118,291,841	112,791,123	118,261,464

(1)	See Footnote (1) in Regulation G - Non GAAP Financial Measures on page 1.

Assurant, Inc.

Summary Financial Highlights (continued)

(Unaudited)

($ in thousands, except number of shares and per share amounts)	2010			2009
	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Total assets	$26,845,334	$26,115,330	$26,238,814	$25,860,667	$25,665,578	$24,822,474	$23,820,644
Total stockholders’ equity	$5,366,541	$5,038,168	$4,973,585	$4,853,249	$4,903,449	$4,364,577	$3,670,322
Total stockholders’ equity (excluding AOCI)	$4,851,870	$4,760,017	$4,819,547	$4,787,324	$4,781,088	$4,676,177	$4,452,650
Basic book value per share	$49.87	$46.35	$43.36	$41.27	$41.71	$36.83	$30.99
Basic book value per share (excluding AOCI)	$45.08	$43.79	$42.02	$40.71	$40.66	$39.46	$37.60
Shares outstanding for basic book value per share calculation	107,617,921	108,703,559	114,705,703	117,591,250	117,572,997	118,494,717	118,432,367
Diluted book value per share	$49.41	$45.95	$43.16	$41.03	$41.61	$36.76	$30.98
Diluted book value per share (excluding AOCI) (1)	$44.67	$43.42	$41.82	$40.47	$40.57	$39.38	$37.58
Shares outstanding for diluted book value per share calculation	108,612,511	109,635,918	115,243,238	118,293,293	117,854,377	118,736,239	118,477,818
Debt to total capital ratio (excluding AOCI)	16.8%	17.1%	16.9%	17.0%	17.0%	17.3%	18.0%

(1)	See Footnote (3) in Regulation G - Non GAAP Financial Measures on page 1.

Assurant, Inc.

Segmented Condensed Balance Sheets

(Unaudited)

	At September 30, 2010
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,292,988	$2,303,560	$992,666	$2,311,412	$2,167,807	$15,068,433
Reinsurance recoverables	629,700	439,739	7,610	13,414	3,840,688	4,931,151
Deferred acquisition costs	2,199,340	204,820	5,017	23,813		2,432,990
Goodwill	—	—	—	—	926,195	926,195
Assets held in separate accounts	220,140	—	—	—	1,670,081	1,890,221
Other assets	736,964	401,399	59,291	191,291	207,399	1,596,344

Total assets	$11,079,132	$3,349,518	$1,064,584	$2,539,930	$8,812,170	$26,845,334

Liabilities
Policyholder benefits and claims payable	$4,877,989	$375,668	$451,839	$1,697,677	$4,041,997	$11,445,170
Unearned premiums	3,447,463	1,337,699	125,321	10,876	43,309	4,964,668
Debt	—	—	—		972,137	972,137
Mandatorily redeemable preferred stock	—	—	—	—	8,160	8,160
Liabilities related to separate accounts	220,140	—	—	—	1,670,081	1,890,221
Deferred gain on disposal of businesses	—	—	—	—	146,770	146,770
Accounts payable and other liabilities	1,032,050	382,914	116,185	234,929	285,589	2,051,667

Total liabilities	9,577,642	2,096,281	693,345	1,943,482	7,168,043	21,478,793
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,501,490	1,253,237	371,239	596,448	1,129,456	4,851,870
Accumulated other comprehensive income	—	—	—	—	514,671	514,671

Total stockholders’ equity	1,501,490	1,253,237	371,239	596,448	1,644,127	5,366,541

Total liabilities and stockholders’ equity	$11,079,132	$3,349,518	$1,064,584	$2,539,930	$8,812,170	$26,845,334

	At December 31, 2009
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,393,989	$2,287,688	$954,132	$2,343,922	$1,496,653	$14,476,384
Reinsurance recoverables	689,800	333,389	7,251	21,589	3,179,705	4,231,734
Deferred acquisition costs	2,257,568	214,300	8,338	24,448	—	2,504,654
Goodwill	—	—	—	—	926,398	926,398
Assets held in separate accounts	219,166	—	—	—	1,753,166	1,972,332
Other assets	546,271	355,240	108,846	131,708	607,100	1,749,165

Total assets	$11,106,794	$3,190,617	$1,078,567	$2,521,667	$7,963,022	$25,860,667

Liabilities
Policyholder benefits and claims payable	$4,772,514	$345,109	$491,899	$1,718,623	$3,387,815	$10,715,960
Unearned premiums	3,655,942	1,315,881	124,515	15,721	41,505	5,153,564
Debt	—	—	—	—	972,058	972,058
Mandatorily redeemable preferred stock	—	—	—	—	8,160	8,160
Liabilities related to separate accounts	219,166	—	—	—	1,753,166	1,972,332
Deferred gain on disposal of businesses	—	—	—	—	164,899	164,899
Accounts payable and other liabilities	805,355	344,829	152,947	250,282	467,032	2,020,445

Total liabilities	9,452,977	2,005,819	769,361	1,984,626	6,794,635	21,007,418
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,653,817	1,184,798	309,206	537,041	1,102,462	4,787,324
Accumulated other comprehensive income	—	—	—	—	65,925	65,925

Total stockholders’ equity	1,653,817	1,184,798	309,206	537,041	1,168,387	4,853,249

Total liabilities and stockholders’ equity	$11,106,794	$3,190,617	$1,078,567	$2,521,667	$7,963,022	$25,860,667

(1)	Corporate & Other includes all accumulated other comprehensive income/loss and goodwill as well as reinsurance recoverables and separate accounts related to the sale of businesses by reinsurance.

Assurant, Inc.

Reconciliation of Net Operating Income to Net Income

(Unaudited)

	2010			2009				Nine Months
($ in thousands, net of tax)	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Assurant Solutions	$32,333	$30,323	$28,866	$30,203	$31,644	$27,894	$30,311	$91,522	$89,849
Assurant Specialty Property	106,653	103,717	118,478	106,944	103,157	91,228	104,668	328,848	299,053
Assurant Health	5,340	25,300	8,369	(29,715)	(4,847)	(10,330)	14,672	39,009	(505)
Assurant Employee Benefits	16,932	12,393	16,467	11,556	11,450	12,128	7,022	45,792	30,600
Corporate and other	(17,577)	(13,568)	(11,962)	(8,938)	(9,743)	(16,157)	(13,442)	(43,107)	(39,342)
Amortization of deferred gains on disposal of businesses	3,916	3,916	3,953	1,370	4,421	4,388	4,421	11,785	13,230
Interest expense	(9,855)	(9,855)	(9,855)	(9,854)	(9,854)	(9,854)	(9,873)	(29,565)	(29,581)

Net operating income	137,742	152,226	154,316	101,566	126,228	99,297	137,779	444,284	363,304
Adjustments:
Net realized gains (losses) on investments	3,928	12,449	2,907	(7,561)	12,913	(3,992)	(36,198)	19,284	(27,277)
Change in tax valuation allowance	—	—	—	936	7,043	13,021	(21,000)	—	(936)
Legal settlement and related expenses	—	—	—	—	(1,454)	84,996	—	—	83,542
Goodwill impairment	—	—	—	(83,000)	—	—	—	—	—

Net income	$141,670	$164,675	$157,223	$11,941	$144,730	$193,322	$80,581	$463,568	$418,633

Assurant, Inc.

Consolidated Condensed Statements of Operations

(Unaudited)

($ in thousands, except per share data)	2010			2009				Nine Months
	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Revenues:
Net earned premiums and other considerations	$1,832,514	$1,849,895	$1,906,643	$1,925,492	$1,874,398	$1,875,866	$1,874,579	$5,589,052	$5,624,843
Net investment income	176,170	175,196	174,014	172,503	172,924	174,932	178,479	525,380	526,335
Net realized gains (losses) on investments	6,043	19,152	4,473	(11,632)	19,866	(6,142)	(55,689)	29,668	(41,965)
Amortization of deferred gains on disposal of businesses	6,024	6,024	6,081	2,107	6,802	6,750	6,802	18,129	20,354
Fees and other income	93,220	90,027	76,645	93,672	82,883	222,203	83,706	259,892	388,792

	2,113,971	2,140,294	2,167,856	2,182,142	2,156,873	2,273,609	2,087,877	6,422,121	6,518,359

Benefits, losses and expenses:
Policyholder benefits	913,253	905,316	927,996	977,093	941,145	989,402	960,342	2,746,565	2,890,889
Selling, underwriting, general and administrative expenses	958,824	966,361	976,333	1,045,734	991,502	987,529	954,479	2,901,518	2,933,510
Goodwill impairment	—	—	—	83,000	—	—	—	—	—
Interest expense	15,162	15,161	15,161	15,160	15,160	15,160	15,189	45,484	45,509

	1,887,239	1,886,838	1,919,490	2,120,987	1,947,807	1,992,091	1,930,010	5,693,567	5,869,908

Income before provision for income taxes	226,732	253,456	248,366	61,155	209,066	281,518	157,867	728,554	648,451
Provision for income taxes	85,062	88,781	91,143	49,214	64,336	88,196	77,286	264,986	229,818

Net income	$141,670	$164,675	$157,223	$11,941	$144,730	$193,322	$80,581	$463,568	$418,633

Diluted per share data:
Net operating income per diluted share	$1.27	$1.35	$1.32	$0.86	$1.07	$0.84	$1.17	$3.94	$3.07
Book value per diluted share (excluding AOCI)	$44.67	$43.42	$41.82	$40.47	$40.57	$39.38	$37.58	$44.67	$40.57
Computation of return on average equity measures:
Numerator:
Net operating income	$137,742	$152,226	$154,316	$101,566	$126,228	$99,297	$137,779	$444,284	$363,304
Net income	141,670	164,675	157,223	11,941	144,730	193,322	80,581	463,568	418,633
Denominator:
Average equity, excluding AOCI	$4,805,944	$4,789,782	$4,803,435	4,784,207	4,728,633	4,564,413	4,416,551	4,819,598	4,580,770
Add: Average AOCI	396,411	216,095	109,982	94,143	(94,620)	(546,964)	(726,637)	290,298	(274,293)

Average equity, including AOCI	$5,202,355	$5,005,877	$4,913,417	$4,878,350	$4,634,013	$4,017,449	$3,689,914	$5,109,896	$4,306,477
Annualized operating return on average equity (excluding AOCI) (1)	11.5%	12.7%	12.9%	8.5%	10.7%	8.7%	12.5%	12.3%	10.6%
Annualized GAAP return on average equity	10.9%	13.2%	12.8%	1.0%	12.5%	19.2%	8.7%	12.1%	13.0%
Annualized operating return on average equity (excluding AOCI) (1)	11.5%	12.7%	12.9%	8.5%	10.7%	8.7%	12.5%	12.3%	10.6%
Net realized gains (losses) on investments	0.3%	1.1%	0.2%	-0.6%	1.1%	-0.3%	-3.3%	0.5%	-0.8%
Change in tax valuation allowance	—	—	—	0.1%	0.6%	1.1%	-1.9%	—	—
Legal settlement and related expenses	—	—	—	—	-0.1%	7.4%	—	—	2.4%
Goodwill impairment	—	—	—	-6.8%	—	—	—	—	—
Change due to effect of including AOCI	-0.9%	-0.6%	-0.3%	-0.2%	0.2%	2.3%	1.4%	-0.7%	0.8%

Annualized GAAP return on average equity	10.9%	13.2%	12.8%	1.0%	12.5%	19.2%	8.7%	12.1%	13.0%

(1)	See Footnote (2) Regulation G - Non GAAP Financial Measures on page 1.

Assurant, Inc.

Consolidated Condensed Statements of Operations (continued)

(Unaudited)

($ in thousands, except per share data and closing stock price)	2010			2009				Nine Months
	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Share repurchases:
Shares repurchased	1,237,000	6,066,216	3,426,469	—	1,122,050	—	—	10,729,685	1,122,050
Average repurchase price per share	$36.27	$35.46	$31.86	$—	$28.47	$—	$—	$34.41	$28.47
Total cost of share repurchase	$44,866	$215,110	$109,184	$—	$31,948	$—	$—	$369,160	$31,948
AIZ Closing stock price (NYSE)	$40.70	$34.70	$34.38	$29.48	$32.06	$24.09	$21.78	$40.70	$32.06
Investment yield (2)	5.05%	5.02%	4.98%	4.96%	5.08%	5.23%	5.32%	5.01%	5.19%

(2)	Investment yield excludes investment (loss) income from real estate joint venture partnerships.

Assurant Solutions

Condensed Statements of Operations

(Unaudited)

	2010			2009				Nine Months
($ in thousands)	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Revenues:
Net earned premiums and other considerations	$611,264	$629,682	$645,364	$690,150	$669,344	$666,935	$644,612	$1,886,310	$1,980,891
Net investment income	99,084	98,956	98,453	98,447	97,681	97,106	97,995	296,493	292,782
Fees and other income	59,090	54,580	45,712	62,466	50,093	51,960	52,031	159,382	154,084

	769,438	783,218	789,529	851,063	817,118	816,001	794,638	2,342,185	2,427,757

Benefits, losses and expenses:
Policyholder benefits	223,597	228,776	227,631	246,871	248,933	261,325	272,022	680,004	782,280
Selling, underwriting, general and administrative expenses	496,032	503,172	511,090	550,139	520,217	509,388	475,604	1,510,294	1,505,209

	719,629	731,948	738,721	797,010	769,150	770,713	747,626	2,190,298	2,287,489

Income before provision for income taxes	49,809	51,270	50,808	54,053	47,968	45,288	47,012	151,887	140,268
Provision for income taxes	17,476	20,947	21,942	23,850	16,324	17,394	16,701	60,365	50,419

Net operating income	$32,333	$30,323	$28,866	$30,203	$31,644	$27,894	$30,311	$91,522	$89,849

Net earned premiums and other considerations:
Domestic:
Credit	$46,791	$47,343	$50,928	$53,050	$59,562	$62,740	$65,941	$145,062	$188,243
Service contracts	313,861	336,043	339,096	362,404	348,258	354,783	346,508	989,000	1,049,549
Other	11,677	12,723	12,213	23,835	24,471	22,054	14,579	36,613	61,104

Total Domestic	372,329	396,109	402,237	439,289	432,291	439,577	427,028	1,170,675	1,298,896

International:
Credit	87,901	83,360	86,739	85,711	80,743	79,835	74,173	258,000	234,751
Service contracts	116,049	109,275	117,189	122,053	108,458	97,280	87,903	342,513	293,641
Other	4,217	5,261	4,106	3,939	4,025	4,107	3,660	13,584	11,792

Total International	208,167	197,896	208,034	211,703	193,226	181,222	165,736	614,097	540,184

Preneed:
Domestic and international	25,439	27,112	29,045	33,374	37,123	39,229	44,486	81,596	120,838
Domestic independent runoff	5,329	8,565	6,048	5,784	6,704	6,907	7,362	19,942	20,973

Total Preneed	30,768	35,677	35,093	39,158	43,827	46,136	51,848	101,538	141,811

Total	$611,264	$629,682	$645,364	$690,150	$669,344	$666,935	$644,612	$1,886,310	$1,980,891

Fees and other income:
Domestic:
Debt protection	$7,541	$8,434	$9,636	$10,014	$10,541	$10,232	$9,271	$25,611	$30,044
Service contracts	29,216	27,509	23,156	28,249	23,384	23,068	27,709	79,881	74,161
Other	2,127	2,108	2,555	4,551	4,443	5,593	3,947	6,790	13,983

Total Domestic	38,884	38,051	35,347	42,814	38,368	38,893	40,927	112,282	118,188

International	7,561	6,920	6,395	6,928	7,400	7,330	6,072	20,876	20,802
Preneed	12,645	9,609	3,970	12,724	4,325	5,737	5,032	26,224	15,094

Total	$59,090	$54,580	$45,712	$62,466	$50,093	$51,960	$52,031	$159,382	$154,084

Assurant Solutions

Condensed Statements of Operations (continued)

(Unaudited)

	2010			2009				Nine Months
($ in thousands)	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Gross written premiums:
Domestic:
Credit	$109,389	$107,259	$103,870	$120,139	$134,597	$136,450	$135,346	$320,518	$406,393
Service contracts	272,044	291,426	277,729	261,165	259,316	245,306	246,883	841,199	751,505
Other	17,014	15,293	14,918	18,842	14,210	43,985	15,074	47,225	73,269

Total Domestic	398,447	413,978	396,517	400,146	408,123	425,741	397,303	1,208,942	1,231,167

International:
Credit	238,510	240,348	246,532	252,660	221,581	197,605	171,379	725,390	590,565
Service contracts	129,984	110,116	121,292	139,144	118,256	98,494	107,070	361,392	323,820
Other	5,159	6,330	5,216	6,794	7,652	6,734	5,387	16,705	19,773

Total International	373,653	356,794	373,040	398,598	347,489	302,833	283,836	1,103,487	934,158

Total	$772,100	$770,772	$769,557	$798,744	$755,612	$728,574	$681,139	$2,312,429	$2,165,325

Foreign currency translation (FX) impact (1):
Gross written premiums:
Including FX impact	2.18%	5.79%	12.98%	-5.04%	-16.29%	-19.05%	-23.85%	6.79%	-19.72%
FX impact	2.05%	4.37%	6.23%	3.24%	-3.12%	-5.03%	-6.83%	4.15%	-4.99%

Excluding FX impact	0.13%	1.42%	6.75%	-8.28%	-13.17%	-14.02%	-17.02%	2.64%	-14.73%
Net earned premiums:
Including FX impact	-8.68%	-5.59%	0.12%	-4.43%	-5.34%	-4.81%	-5.69%	-4.77%	-5.28%
FX impact	0.90%	2.25%	3.32%	1.63%	-2.64%	-3.76%	-5.37%	2.14%	-3.91%

Excluding FX impact	-9.58%	-7.84%	-3.20%	-6.06%	-2.70%	-1.05%	-0.32%	-6.91%	-1.37%
Net operating income:
Including FX impact	2.17%	8.71%	-4.77%	154.14%	55.21%	-13.79%	-36.26%	1.86%	-10.42%
FX impact	4.28%	5.57%	5.02%	4.79%	-8.34%	3.32%	-0.51%	4.93%	-0.87%

Excluding FX impact	-2.11%	3.14%	-9.79%	149.35%	63.55%	-17.11%	-35.75%	-3.07%	-9.55%
Combined ratios (a):
Domestic	99.8%	97.8%	96.2%	94.6%	98.2%	97.6%	98.3%	97.9%	98.1%
International	104.1%	107.3%	107.8%	114.5%	108.8%	111.6%	107.3%	106.3%	109.3%
Investment yield (2)	5.55%	5.47%	5.41%	5.40%	5.36%	5.41%	5.45%	5.48%	5.39%

(a)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income excluding the preneed business.
(1)	Total Solutions percentage growth from year-ago period due to conversion of income statement transactions at weighted average foreign currency exchange rates.
(2)	Investment yield excludes investment income (loss) from real estate joint venture partnerships.

Assurant Solutions - Preneed

Condensed Statements of Operations

(Unaudited)

	2010			2009				Nine Months
($ in thousands)	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Revenues:
Net earned premiums and other considerations	$30,768	$35,678	$35,093	$39,158	$43,827	$46,136	$51,848	$101,539	$141,811
Net investment income	61,585	61,103	60,873	59,553	58,655	56,923	57,299	183,561	172,877
Fees and other income:
Change in value of CPI Caps) (1)	(585)	(916)	(4,424)	5,086	(656)	(35)	1,779	(5,925)	1,088
Other	13,231	10,526	8,394	7,638	4,981	5,772	3,253	32,151	14,006

Total fees and other income	12,646	9,610	3,970	12,724	4,325	5,737	5,032	26,226	15,094

	104,999	106,391	99,936	111,435	106,807	108,796	114,179	311,326	329,782

Benefits, losses and expenses:
Policyholder benefits	60,450	65,132	65,199	66,532	67,055	70,929	78,392	190,781	216,376
Selling, underwriting, general and administrative expenses	24,413	22,545	21,687	23,880	21,468	22,457	24,655	68,645	68,580

	84,863	87,677	86,886	90,412	88,523	93,386	103,047	259,426	284,956

Income before provision for income taxes	20,136	18,714	13,050	21,023	18,284	15,410	11,132	51,900	44,826
Income before provision for income taxes excluding CPI Cap	20,721	19,630	17,474	15,937	18,940	15,445	9,353	57,825	43,738
Provision for income taxes	6,907	6,895	4,657	7,162	6,524	5,338	3,834	18,459	15,696

Net operating income	$13,229	$11,819	$8,393	$13,861	$11,760	$10,072	$7,298	$33,441	$29,130

Face sales	$211,834	$216,681	$151,074	$145,678	$137,301	$126,263	$103,124	$579,589	$366,688
CPI Cap value	$7,030	$7,615	$8,531	$12,955	$7,869	$8,525	$8,560	$7,030	$7,869
Preneed yield (2)	5.85%	5.85%	5.91%	5.87%	5.89%	5.83%	5.94%	5.86%	5.88%
Preneed average invested assets	$4,207,980	$4,178,346	$4,118,775	$4,055,563	$3,996,330	$3,907,868	$3,861,302	$4,173,332	$3,928,816

(1)	The Company utilizes derivative instruments, Consumer Price Index Caps ("CPI Caps"), in managing the pre-arranged funeral business exposure to inflation risk on certain policies. The CPI Caps do not qualify under GAAP as effective hedges; therefore, they are marked-to-market on a quarterly basis and the accumulated gain or loss is recognized in the statement of operations in fees and other income.
(2)	Investment yield excludes investment income (loss) from real estate joint venture partnerships.

Assurant Specialty Property

Condensed Statements of Operations

(Unaudited)

	2010			2009				Nine Months
($ in thousands)	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Revenues:
Net earned premiums and other considerations	$481,108	$477,122	$508,822	$497,200	$478,701	$477,838	$493,790	$1,467,052	$1,450,329
Net investment income	27,064	27,022	26,921	26,031	26,550	28,320	29,436	81,007	84,306
Fees and other income	18,544	18,848	13,100	14,824	15,100	13,642	13,324	50,492	42,066

	526,716	522,992	548,843	538,055	520,351	519,800	536,550	1,598,551	1,576,701

Benefits, losses and expenses:
Policyholder benefits	165,977	175,206	162,533	162,139	156,076	178,167	167,800	503,716	502,043
Selling, underwriting, general and administrative expenses	197,992	189,846	207,017	212,203	206,992	203,416	209,917	594,855	620,325

	363,969	365,052	369,550	374,342	363,068	381,583	377,717	1,098,571	1,122,368

Income before provision for income taxes	162,747	157,940	179,293	163,713	157,283	138,217	158,833	499,980	454,333
Provision for income taxes	56,094	54,223	60,815	56,769	54,126	46,989	54,165	171,132	155,280

Net operating income	$106,653	$103,717	$118,478	$106,944	$103,157	$91,228	$104,668	$328,848	$299,053

Net earned premiums:
Homeowners (Creditor-Placed & Voluntary)	$330,375	$325,735	$354,409	$351,178	$333,068	$336,338	$348,447	$1,010,519	$1,017,853
Manufactured Housing (Creditor-Placed & Voluntary)	54,120	53,686	57,500	54,609	54,347	55,128	55,876	165,306	165,351
Other	96,613	97,701	96,913	91,413	91,286	86,372	89,467	291,227	267,125

Total	$481,108	$477,122	$508,822	$497,200	$478,701	$477,838	$493,790	$1,467,052	$1,450,329

Gross earned premiums:
Homeowners (Creditor-Placed & Voluntary)	$463,138	$446,650	$463,570	$460,289	$427,030	$430,568	$437,391	$1,373,358	$1,294,989
Manufactured Housing (Creditor-Placed & Voluntary)	76,132	76,688	79,693	76,339	76,448	77,083	77,484	232,513	231,015
Other	162,359	160,897	155,471	150,695	150,604	147,449	151,429	478,727	449,482

Total	$701,629	$684,235	$698,734	$687,323	$654,082	$655,100	$666,304	$2,084,598	$1,975,486

Gross written premiums:
Homeowners (Creditor-Placed & Voluntary)	$482,756	$435,403	$440,073	$533,454	$437,835	$437,271	$412,706	$1,358,232	$1,287,812
Manufactured Housing (Creditor-Placed & Voluntary)	76,008	74,219	80,040	76,441	75,935	77,969	69,852	230,267	223,756
Other	165,518	195,609	156,853	157,209	167,968	154,864	131,701	517,980	454,533

Total	$724,282	$705,231	$676,966	$767,104	$681,738	$670,104	$614,259	$2,106,479	$1,966,101

Reconciliation of gross earned premiums to net earned premiums:
Gross earned premiums	$701,629	$684,235	$698,734	$687,323	$654,082	$655,100	$666,304	$2,084,598	$1,975,486
Ceded catastrophe reinsurance and reinstatements	(49,905)	(47,735)	(45,129)	(46,945)	(48,794)	(44,688)	(42,994)	(142,769)	(136,476)
Ceded to clients including U.S. Government	(170,616)	(159,378)	(144,783)	(143,178)	(126,587)	(132,574)	(129,520)	(474,777)	(388,681)

Net earned premiums	$481,108	$477,122	$508,822	$497,200	$478,701	$477,838	$493,790	$1,467,052	$1,450,329

Assurant Specialty Property (continued)

Condensed Statements of Operations

(Unaudited)

	2010			2009				Nine Months
($ in thousands)	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Creditor-Placed Homeowners Insurance (1):
Loans tracked (in millions):
Prime	25.4	25.6	25.6	25.6	25.7	25.4	25.7	25.4	25.7
Sub-prime	3.5	3.6	3.6	3.9	3.8	3.6	3.8	3.5	3.8

Total	28.9	29.2	29.2	29.5	29.5	29.0	29.5	28.9	29.5

Average placement rates (2):
Prime	1.38%	1.32%	1.28%	1.24%	1.18%	1.18%	1.13%	1.38%	1.18%
Sub-prime	9.54%	9.54%	9.54%	9.51%	9.51%	9.39%	9.14%	9.54%	9.51%
Average insured value (AIV):
Creditor-placed	$180	$179	$179	$177	$174	$172	$168	$180	$174
Real estate owned	$232	$234	$228	$227	$226	$228	$228	$232	$226
Percent of creditor-placed premiums from real estate owned policies:
% of gross earned premiums	12%	12%	12%	12%	14%	16%	20%	12%	17%
% of gross written premiums	7%	12%	12%	9%	12%	12%	20%	10%	15%
Geographical spread of exposure (3):
U.S. Region:
Middle U.S.	15.0%	15.1%	15.2%	15.9%	16.2%	16.3%	16.5%	15.0%	16.2%
Northeastern coastal	17.0%	16.6%	16.1%	15.9%	15.2%	14.7%	14.2%	17.0%	15.2%
Northern inland	3.7%	3.6%	3.7%	3.7%	3.8%	3.8%	3.8%	3.7%	3.8%
Southern inland	8.9%	8.9%	9.4%	9.9%	9.8%	9.7%	9.5%	8.9%	9.8%
Southern and Hawaii coastal	23.9%	24.0%	23.3%	22.4%	21.9%	21.5%	20.8%	23.9%	21.9%
West	31.5%	31.8%	32.3%	32.2%	33.1%	34.0%	35.2%	31.5%	33.1%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ratios:
Loss ratio (a)	34.5%	36.7%	31.9%	32.6%	32.6%	37.3%	34.0%	34.3%	34.6%
Expense ratio (b)	39.6%	38.3%	39.7%	41.4%	41.9%	41.4%	41.4%	39.2%	41.6%
Combined ratio (c)	72.8%	73.6%	70.8%	73.1%	73.5%	77.6%	74.5%	72.4%	75.2%
Investment yield (4)	4.52%	4.39%	4.56%	4.42%	4.46%	4.77%	4.87%	4.54%	4.68%

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Estimates based on client information and classification.
(2)	Does not include real estate owned policies.
(3)	Geographical spread of exposure is based on the Company’s assessment of total insured value for all of Assurant Specialty Property.
(4)	Investment yield excludes investment income (loss) from real estate joint venture partnerships.

Assurant Health

Condensed Statements of Operations

(Unaudited)

	2010			2009				Nine Months
($ in thousands)	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Revenues:
Net earned premiums and other considerations	$467,726	$467,705	$467,442	$468,002	$470,385	$468,895	$472,346	$1,402,873	$1,411,626
Net investment income	11,985	12,078	11,565	11,338	11,770	12,073	12,477	35,628	36,320
Fees and other income	10,027	10,248	10,408	9,978	10,140	9,847	9,914	30,683	29,901

	489,738	490,031	489,415	489,318	492,295	490,815	494,737	1,469,184	1,477,847

Benefits, losses and expenses:
Policyholder benefits	334,216	312,767	333,640	377,155	353,412	357,644	321,960	980,623	1,033,016
Selling, underwriting, general and administrative expenses	145,694	138,801	143,119	157,826	147,475	149,157	150,240	427,614	446,872

	479,910	451,568	476,759	534,981	500,887	506,801	472,200	1,408,237	1,479,888

Income (loss) before provision (benefit) for income taxes	9,828	38,463	12,656	(45,663)	(8,592)	(15,986)	22,537	60,947	(2,041)
Provision (benefit) for income taxes	4,488	13,163	4,287	(15,948)	(3,745)	(5,656)	7,865	21,938	(1,536)

Net operating income (loss)	$5,340	$25,300	$8,369	$(29,715)	$(4,847)	$(10,330)	$14,672	$39,009	$(505)

Net earned premiums and other considerations:
Individual:
Individual medical	$323,871	$324,079	$321,783	$319,215	$317,820	$316,093	$317,070	$969,733	$950,983
Short-term medical	22,131	21,434	22,118	24,308	27,278	26,604	26,048	65,683	79,930

Subtotal	346,002	345,513	343,901	343,523	345,098	342,697	343,118	1,035,416	1,030,913
Small employer group	121,724	122,192	123,541	124,479	125,287	126,198	129,228	367,457	380,713

Total	$467,726	$467,705	$467,442	$468,002	$470,385	$468,895	$472,346	$1,402,873	$1,411,626

Sales (annualized issued premiums):
Individual:
Individual medical	$59,421	$83,696	$94,249	$92,068	$91,434	$84,707	$88,769	$237,366	$264,910
Short-term medical	27,152	26,262	28,314	27,870	34,296	34,509	37,199	81,728	106,004

Subtotal	86,573	109,958	122,563	119,938	125,730	119,216	125,968	319,094	370,914
Small employer group	30,157	30,445	35,705	33,701	31,588	37,708	29,978	96,307	99,274

Total	$116,730	$140,403	$158,268	$153,639	$157,318	$156,924	$155,946	$415,401	$470,188

Membership by product line (in thousands):
Individual:
Individual medical	538	558	564	568	568	570	572	538	568
Short-term medical	70	73	71	78	91	95	94	70	91

Subtotal	608	631	635	646	659	665	666	608	659
Small employer group	113	116	118	121	122	123	123	113	122

Total	721	747	753	767	781	788	789	721	781

Ratios:

Loss ratio (a)	71.5%	66.9%	71.4%	80.6%	75.1%	76.3%	68.2%	69.9%	73.2%
Expense ratio (b)	30.5%	29.0%	30.0%	33.0%	30.7%	31.2%	31.2%	29.8%	31.0%
Combined ratio (c)	100.5%	94.5%	99.8%	111.9%	104.2%	105.9%	97.9%	98.2%	102.7%
Investment yield (1)	4.99%	5.01%	4.82%	4.82%	5.24%	5.45%	5.59%	4.93%	5.40%

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment (loss) income from real estate joint venture partnerships.

Assurant Employee Benefits

Condensed Statements of Operations

(Unaudited)

	2010			2009				Nine Months
($ in thousands)	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Revenues:
Net earned premiums and other considerations	$272,416	$275,386	$285,015	$270,140	$255,968	$262,198	$263,831	$832,817	$781,997
Net investment income	33,599	32,599	32,810	32,703	33,039	33,466	34,157	99,008	100,662
Fees and other income	5,528	6,252	7,311	6,578	7,467	7,540	6,758	19,091	21,765

	311,543	314,237	325,136	309,421	296,474	303,204	304,746	950,916	904,424

Benefits, losses and expenses:
Policyholder benefits	189,463	190,555	204,242	188,940	182,632	186,770	198,728	584,260	568,130
Selling, underwriting, general and administrative expenses	96,162	104,667	95,922	103,092	96,529	97,993	95,287	296,751	289,809

	285,625	295,222	300,164	292,032	279,161	284,763	294,015	881,011	857,939

Income before provision for income taxes	25,918	19,015	24,972	17,389	17,313	18,441	10,731	69,905	46,485
Provision for income taxes	8,986	6,622	8,505	5,833	5,863	6,313	3,709	24,113	15,885

Net operating income	$16,932	$12,393	$16,467	$11,556	$11,450	$12,128	$7,022	$45,792	$30,600

Net earned premiums and other considerations:
Group dental	$103,786	$104,778	$107,581	$108,910	$105,507	$105,306	$105,565	$316,145	$316,378
All other group disability	120,562	121,880	129,927	112,722	103,460	108,495	109,704	372,369	321,659
Group life	48,068	48,728	47,507	48,508	47,001	48,397	48,562	144,303	143,960

Total	$272,416	$275,386	$285,015	$270,140	$255,968	$262,198	$263,831	$832,817	$781,997

Sales (1):
Group dental	$15,897	$12,842	$33,549	$14,354	$21,202	$16,904	$31,573	$62,288	$69,679
Group disability	7,734	7,257	13,516	6,351	10,587	8,207	14,172	28,507	32,966
Group life	6,418	5,188	8,517	4,509	6,547	5,086	9,859	20,123	21,492

Total	$30,049	$25,287	$55,582	$25,214	$38,336	$30,197	$55,604	$110,918	$124,137

Loss ratio (a)	69.5%	69.2%	71.7%	69.9%	71.3%	71.2%	75.3%	70.2%	72.7%
Expense ratio (b)	34.6%	37.2%	32.8%	37.3%	36.6%	36.3%	35.2%	34.8%	36.1%
Investment yield (2)	5.83%	5.78%	5.77%	5.79%	5.88%	5.86%	5.98%	5.80%	5.92%

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Sales do not include any sales from assumed business, only direct.
(2)	Investment yield excludes investment (loss) income from real estate joint venture partnerships.

Assurant Corporate and Other

Condensed Statements of Operations

(Unaudited)

	2010			2009				Nine Months
($ in thousands)	3Q	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	4,438	4,541	4,265	3,984	3,884	3,967	4,414	13,244	12,265
Net realized gains (losses) on investments	6,043	19,152	4,473	(11,632)	19,866	(6,142)	(55,689)	29,668	(41,965)
Amortization of deferred gains on disposal of businesses	6,024	6,024	6,081	2,107	6,802	6,750	6,802	18,129	20,354
Fees and other income	31	99	114	(174)	83	139,214	1,679	244	140,976

	16,536	29,816	14,933	(5,715)	30,635	143,789	(42,794)	61,285	131,630

Benefits, losses and expenses:
Policyholder benefits	—	(1,988)	(50)	1,988	92	5,496	(168)	(2,038)	5,420
Selling, underwriting, general and administrative expenses	22,944	29,875	19,185	22,474	20,289	27,575	23,431	72,004	71,295
Interest expense	15,162	15,161	15,161	15,160	15,160	15,160	15,189	45,484	45,509

	38,106	43,048	34,296	39,622	35,541	48,231	38,452	115,450	122,224

(Loss) income before (benefit) provision for income taxes	(21,570)	(13,232)	(19,363)	(45,337)	(4,906)	95,558	(81,246)	(54,165)	9,406
(Benefit) provision for income taxes	(1,982)	(6,174)	(4,406)	(21,290)	(8,232)	23,156	(5,154)	(12,562)	9,770

Net (loss) income	$(19,588)	$(7,058)	$(14,957)	$(24,047)	$3,326	$72,402	$(76,092)	$(41,603)	$(364)

Corporate and Other Reconciliation
Assurant Corporate and Other Segment Net (loss) income	$(19,588)	$(7,058)	$(14,957)	$(24,047)	$3,326	$72,402	$(76,092)	$(41,603)	$(364)
Adjustments, net of tax:
Amortization of deferred gains on disposal of businesses	(3,916)	(3,916)	(3,953)	(1,370)	(4,421)	(4,388)	(4,421)	(11,785)	(13,230)
Interest expense	9,855	9,855	9,855	9,854	9,854	9,854	9,873	29,565	29,581
Net realized (gains) losses on investments	(3,928)	(12,449)	(2,907)	7,561	(12,913)	3,992	36,198	(19,284)	27,277
Change in tax valuation allowance	—	—	—	(936)	(7,043)	(13,021)	21,000	—	936
Legal settlement and related expenses	—	—	—	—	1,454	(84,996)	—	—	(83,542)

Corporate and other line item result (1)	$(17,577)	$(13,568)	$(11,962)	$(8,938)	$(9,743)	$(16,157)	$(13,442)	$(43,107)	$(39,342)

(1)	Reconciles to Corporate and other result per Reconciliation of Net Operating Income to Net Income (Loss) on page 5.

Assurant, Inc.

Investments

(Unaudited)

($ in thousands)	At September 30, 2010		At December 31, 2009
Investments by type
Fixed maturity securities available for sale, at fair value	$10,823,195	71.8%	$9,966,772	68.9%
Equity securities available for sale, at fair value
Preferred stock	491,034	3.3%	508,458	3.5%
Common stock	5,068	—	4,529	—
Commercial mortgage whole loans on real estate, at amortized cost	1,355,871	9.0%	1,428,027	9.9%
Policy loans	56,685	0.4%	56,407	0.4%
Short-term investments	452,008	3.0%	453,469	3.1%
Collateral held under securities lending	134,348	0.9%	218,129	1.5%
Other investments	581,917	3.8%	522,041	3.6%

Total investments	13,900,126	92.2%	13,157,832	90.9%
Cash and cash equivalents	1,168,307	7.8%	1,318,552	9.1%

Total investments and cash and cash equivalents	$15,068,433	100.0%	$14,476,384	100.0%

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,619,971	61.1%	$6,152,842	61.8%
Baa	3,309,157	30.6%	2,953,964	29.6%
Ba	658,234	6.1%	647,321	6.5%
B and lower	235,833	2.2%	212,645	2.1%

Total	$10,823,195	100.0%	$9,966,772	100.0%

Assurant, Inc.

Investments (continued)

(Unaudited)

	At September 30, 2010				At December 31, 2009
($ in thousands)	Book Value	Fair Value	% of Fair Value	Net Unrealized Gain	Book Value	Fair Value	% of Fair Value	Net Unrealized Gain (Loss)
Fixed Maturity Securities by Issuer Type:
Government:
U.S. Government and government agencies	$168,795	$177,390	1.6%	$8,595	$115,268	$120,330	1.2%	$5,062
State, municipalities and political subdivisions	831,906	911,042	8.4%	79,136	873,548	910,068	9.1%	$36,520
Foreign governments	602,062	643,028	5.9%	40,966	545,166	558,463	5.6%	$13,297
Corporate (1):
Canadian Municipals	79,464	87,509	0.8%	8,045	67,603	68,841	0.7%	1,238
Consumer cyclical	1,046,106	1,161,538	10.7%	115,432	975,965	1,014,735	10.2%	38,770
Consumer non-cyclical	335,384	379,932	3.5%	44,548	306,841	322,638	3.2%	15,797
Energy	704,320	788,353	7.3%	84,033	751,097	790,437	7.9%	39,340
Financials	2,028,558	2,155,681	19.9%	127,123	2,088,433	2,075,697	20.8%	(12,736)
Health care	393,341	438,869	4.1%	45,528	416,581	431,155	4.3%	14,574
Industrials	891,077	987,506	9.1%	96,429	874,504	899,217	9.0%	24,713
Materials	308,000	329,836	3.1%	21,836	287,338	292,502	2.9%	5,164
Technology	164,455	183,218	1.7%	18,763	150,542	156,272	1.6%	5,730
Telecommunications	488,207	545,592	5.1%	57,385	474,025	502,267	5.0%	28,242
Utilities	904,604	1,023,553	9.5%	118,949	856,645	894,794	9.0%	38,149
Other corporate	—	—	0.0%	—	349	357	0.0%	8
Asset-backed securities	43,817	46,756	0.4%	2,939	51,834	53,963	0.5%	2,129
Commercial mortgage-backed securities	107,215	113,373	1.0%	6,158	159,780	159,907	1.6%	127
Residential mortgage-backed securities (RMBS):
Agency	784,056	825,225	7.6%	41,169	663,407	690,632	6.9%	27,225
Alt-A	—	—	0.0%	—	—	—	0.0%	—
Subprime	14,198	17,601	0.2%	3,403	17,739	17,307	0.3%	(432)
Other	3,778	3,836	0.1%	58	4,227	4,064	0.1%	(163)
Collaterized debt obligations:
Credit backed	2,741	3,357	0.0%	616	3,191	3,126	0.1%	(65)
RMBS backed	—	—	0.0%	—	—	—	0.0%	—

Total fixed maturity securities	$9,902,084	$10,823,195	100.0%	$921,111	$9,684,083	$9,966,772	100.0%	$282,689

(1)

Industry classifications are based on a combination of published index classifications as well as Assurant's view of underlying issuer risk. These resulting classifications are then mapped to the Global Industry Classification Standard (GICS®).

Assurant, Inc.

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	Quarter Ended September 30 2010			Quarter Ended September 30 2009
($ in thousands)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)
Fixed maturity securities, available for sale	5.76%	$143,412	$13,895	5.82%	$139,803	$18,659
Equity securities, available for sale	7.01%	8,350	2,057	7.43%	9,683	825
Commercial mortgage whole loans on real estate	6.26%	21,381	(9,000)	6.30%	22,983	—
Policy loans	6.28%	886	—	6.09%	860	—
Cash and short-term investments	0.82%	3,116	4	0.86%	3,247	94
Other investments*	3.62%	5,254	(913)	2.41%	3,192	288

Total		182,399	$6,043		179,768	$19,866

Investment expenses		(6,229)			(6,844)

Net investment income		$176,170			$172,924

Gross realized gains			$19,093			$25,458
Gross realized losses			(11,813)			(2,950)
Other-than-temporary impairments on available for sale securities			(1,237)			(2,642)

Net realized gains (losses) on investments			$6,043			$19,866

	Nine Months Ended September 30 2010			Nine Months Ended September 30 2009
	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)
Fixed maturity securities, available for sale	5.78%	$429,949	$37,035	5.91%	$418,343	$(80)
Equity securities, available for sale	7.00%	25,901	4,487	7.30%	29,069	(35,570)
Commercial mortgage whole loans on real estate	6.23%	64,990	(15,772)	6.31%	70,085	(5,306)
Policy loans	5.53%	2,340	—	5.71%	2,451	—
Cash and short-term investments	0.67%	7,710	11	1.20%	13,665	147
Other investments*	3.27%	13,778	3,907	3.44%	13,202	(1,156)

Total		544,668	$29,668		546,815	$(41,965)

Investment expenses		(19,288)			(20,480)

Net investment income		$525,380			$526,335

Gross realized gains			$57,317			$40,804
Gross realized losses			(23,612)			(50,374)
Other-than-temporary impairments on available for sale securities			(4,037)			(32,395)

Net realized losses on investments			$29,668			$(41,965)

*	Consists primarily of investments in joint venture partnerships, invested assets associated with a modified coinsurance agreement, and invested assets associated with deferred compensation plans.

Assurant, Inc.

Summary of Net Operating Income (1) Disclosed Items

Income / (Expense) Items

(Unaudited)

			2010						2009
($ in millions, after-tax)			3Q		2Q		1Q		4Q		3Q		2Q		1Q
			$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS
Assurant Solutions:
Restructuring costs	(d	)	—	—	—	—	—	—	(8.4)	(0.07)	—	—	(2.4)	(0.02)	—	—
Change in various tax liabilities/receivables	(e	)	—	—	—	—	(2.8)	(0.02)	—	—	—	—	—	—	—	—
Assurant Specialty Property:
Catastrophe losses, net of reinsurance	(c	)	—	—	(5.0)	(0.04)	—	—	—	—	—	—	—	—	—	—
Restructuring costs	(d	)	—	—	—	—	—	—	—	—	—	—	(2.5)	(0.02)	—	—
Subrogation reimbursement	(c	)	—	—	—	—	—	—	—	—	5.9	0.05	—	—	—	—
Unearned premium reserve review adjustment (2)	(a	)	—	—	—	—	7.6	0.06	—	—	—	—	—	—	—	—
Assurant Health:
Reserve strengthening	(c	)	—	—	—	—	—	—	—	—	—	—	(9.0)	(0.08)	—	—
Litigation reserve	(c	)	—	—	17.4	0.15	—	—	(24.0)	(0.20)	(8.1)	(0.07)	—	—	—	—
Restructuring costs	(d	)	(5.0)	(0.05)	—	—	—	—	(2.9)	(0.02)	—	—	—	—	—	—
H1N1 related medical expenses	(c	)	—	—	—	—	—	—	(2.5)	(0.02)	—	—	—	—	—	—
Assurant Employee Benefits:
Reserve adequacy study adjustment	(c	)	—	—	—	—	—	—	2.1	0.02	—	—	—	—	—	—
Restructuring costs	(d	)	—	—	(4.4)	(0.04)	—	—	(1.0)	(0.01)	—	—	(1.5)	(0.01)	—	—
Assurant Corporate and Other:
Expenses related to SEC investigation (3)	(d	)	—	—	—	—	—	—	(3.5)	(0.03)	—	—	—	—	—	—
Change in various tax liabilities/receivables	(e	)	—	—	—	—	—	—	4.5	0.04	—	—	—	—	—	—
Compensation expense	(d	)	—	—	—	—	—	—	—	—	—	—	—	—	(4.6)	(0.04)
Restructuring costs	(d	)	—	—	(2.9)	(0.03)	—	—	—	—	—	—	—	—	—	—

Statement of Operations line impact:

(a)	Net earned premiums and other considerations
(b)	Fees and other income
(c)	Policyholder benefits
(d)	Selling, underwriting, general and administrative expenses
(e)	Provision for income taxes
(1)	See Footnote (1) Regulation G - Non GAAP Financial Measures on page 1.
(2)	In the first quarter 2010, the $7.6 million represents the net impact on net operating income. It increased net earned premiums by $13.6 million pre-tax.
(3)	This item includes both SEC investigation-related expenses and reimbursements received related to SEC expenses covered under Director & Officer insurance.

Assurant, Inc.

Ratings Summary

(Unaudited)

As of September 30, 2010
	A.M. Best	Moody’s	Standard & Poor’s
Outlook	Stable	Stable	Negative

Company
American Bankers Insurance Company	A	A2	A-
American Bankers Insurance Company (CAB)	A	N/A	N/A
American Bankers Life Assurance Company	A-	A3	A-
American Bankers Life Assurance Company (CAB)	A-	N/A	N/A
American Memorial Life Insurance Company	A-	N/A	A-
American Reliable Insurance Company	A	N/A	N/A
American Security Insurance Company	A	A2	A-
Assurant Life of Canada	A-	N/A	N/A
Caribbean American Life Assurance Company	A-	N/A	N/A
Caribbean American Property Insurance Company	A	N/A	N/A
John Alden Life Insurance Company	A-	A3	BBB+
Reliable Lloyds	A	N/A	N/A
Standard Guaranty Insurance Company	A	N/A	N/A
Time Insurance Company	A-	A3	BBB+
UDC Dental California	A-	N/A	N/A
Union Security Dental Care New Jersey	A-	N/A	N/A
Union Security Insurance Company	A-	A3	A-
Union Security Life Insurance Company of New York	A-	N/A	N/A
United Dental Care of Arizona	A-	N/A	N/A
United Dental Care of Colorado	A-	N/A	N/A
United Dental Care of Michigan	NR-3	N/A	N/A
United Dental Care of Missouri	A-	N/A	N/A
United Dental Care of New Mexico	A-	N/A	N/A
United Dental Care of Ohio	NR-3	N/A	N/A
United Dental Care of Texas	A-	N/A	N/A
United Dental Care of Utah	NR-3	N/A	N/A
Voyager Indemnity Insurance Company	A	N/A	N/A

Commercial Paper	AMB-2	P-2	A-2
Senior Debt	bbb	Baa2	BBB

Exhibit I

Assurant, Inc.

Commercial Mortgage Loans Summary (1)

(Unaudited)

	As of September 30, 2010
($ in thousands)	Book Value	% of Total
Summary of Commercial Mortgage Loans
Geographic Region
Pacific	$478,472	34%
Middle Atlantic	240,694	17%
New England	167,600	12%
South Atlantic	162,020	12%
Mountain	151,499	11%
West South Central	80,450	6%
West North Central	42,206	3%
East South Central	23,904	2%
Canada	24,956	2%
East North Central	15,971	1%
Allowance for loan losses	(31,901)	—

Total	$1,355,871	100%

Property Type
Retail	$449,846	33%
Office	459,648	33%
Industrial	362,758	26%
Other	57,492	4%
Apartments	58,028	4%
Allowance for loan losses	(31,901)	—

Total	$1,355,871	100%

Loan Size
Under $3 million	$559,489	40%
$3 million but less than $6 million	439,065	32%
$6 million but less than $9 million	226,299	16%
$9 million but less than $12 million	69,660	5%
$12 million and over	93,259	7%
Allowance for loan losses	(31,901)	—

Total	$1,355,871	100%

Commercial Mortgage Loan Information by Vintage

As of September 30, 2010

Loan year	Book value	Delinquent loan balance	Number of loans (whole number)	Number of delinquent loans	Average balance per loan	Book value weighted average loan-to-value (2)
2004 and prior	$515,205	—	260	—	$1,982	43.89%
2005	237,412	—	69	—	3,441	64.22%
2006	158,176	—	60	—	2,636	62.30%
2007	281,896	—	89	—	3,167	76.65%
2008	151,563	—	42	—	3,609	68.68%
2009	18,032	—	3	—	6,011	63.20%
2010	25,488	—	8	—	3,186	46.53%
Allowance for loan losses	(31,901)	—	N/A	—	N/A	N/A

Total	$1,355,871	—	531	—	$2,553	59.13%

(1)	We originate fixed rate mortgage loans on commercial real estate. We are the sole lender and generally hold these loans to maturity. We do not typically securitize or otherwise sell these loans.
(2)	Based on property appraisals as of September 30, 2010.

Exhibit II

Assurant, Inc. and Subsidiaries

Top 10 Foreign Government Exposures

(unaudited)

	As of September 30, 2010
($ in thousands)	Fixed Maturity Securities
Issuer	Fair Value	Book Value	Unrealized Gain/Loss
Province of Ontario	$124,706	$112,124	$12,582
Province of Quebec	77,171	69,636	7,535
Government of Brazil	75,889	75,822	67
Province of British Columbia	74,816	70,188	4,628
United Kingdom of Great Britain	37,696	35,745	1,951
Corp Andina de Fomento	33,538	31,042	2,496
Province of Manitoba	29,106	27,181	1,925
KFW	27,742	27,715	27
Canada Housting Trust	25,015	24,428	587
United Mexican States	22,402	17,792	4,610
Other	114,947	110,389	4,558

	$643,028	$602,062	$40,966